title>EXHIBIT 32

EXHIBIT 32

Cummins Inc.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cummins Inc. (the “Company”) on Form 10-Q for the period ended March 27,2005,  as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Theodore M. Solso, Chairman and Chief Executive Officer of the Company, and Jean S. Blackwell, Vice President - Chief Financial Officer and Chief of Staff of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 2, 2005	/s/ Theodore M. Solso
THEODORE M. SOLSO
Chairman and Chief Executive Officer

May 2, 2005	/s/ Jean S. Blackwell
JEAN S. BLACKWELL
Vice President—Chief Financial Officer and Chief of Staff